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                                                                    EXHIBIT 10.1

Bank of America, N.A., as Administrative Agent
901 Main Street, 66th Floor
Dallas, Texas 75202
Attention: Leslie Nannen

      Re: Credit Agreement dated April 23, 2002

Ladies and Gentlemen:

      Please be advised that the undersigned are terminating the Commitments, as defined under the above-captioned Credit Agreement, as of April 23, 2004.

                                  METLIFE, INC.

                                  By: /s/ Anthony J. Williamson
                                      ------------------------------------------
                                      Name: Anthony J. Williamson
                                      Title: Senior Vice President and Treasurer

                                  METROPOLITAN LIFE INSURANCE COMPANY

                                  By: /s/ Anthony J. Williamson
                                      ------------------------------------------
                                      Name: Anthony J. Williamson
                                      Title: Senior Vice President and Treasurer

                                  METLIFE FUNDING, INC.

                                  By: /s/ Anthony J. Williamson
                                      ------------------------------------------
                                      Name: Anthony J. Williamson
                                      Title: Senior Vice President and Treasurer